Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Basic and Diluted Earnings Per Share

Basic and diluted net income (loss) per share was calculated as follows (in thousands except share and per share data):

	For the Year Ended
	December 31
	2012	2011	2010
Net income (loss)	$(46,887)	$31,360	$29,709
Weighted-average shares outstanding - basic and diluted	35,837,609	32,261,168	$32,329,897
Basic and diluted net income (loss) per share	$(1.31)	$0.97	$0.92